MET INVESTORS SERIES TRUST

SUPPLEMENT DATED OCTOBER 14, 2014

TO THE

PROSPECTUS DATED APRIL 28, 2014

PIMCO TOTAL RETURN PORTFOLIO

Effective immediately, the following changes are made to the prospectus of PIMCO Total Return Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Manager” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Scott A. Mather, Managing Director and CIO U.S. Core Strategies, Mark R. Kiesel, Managing Director and CIO Global Credit and Mihir P. Worah, Managing Director and CIO Real Return and Asset Allocation, have jointly managed the Portfolio since September 2014.

In the section entitled “Additional Information About Management,” the first paragraph in the subsection entitled “The Subadviser” is deleted and replaced in its entirety with the following:

Under the terms of the agreement between the Subadviser and MetLife Advisers, the Subadviser will develop a plan for investing the assets of the Portfolio, select the assets to be purchased and sold by the Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. The Subadviser follows the investment policies set by MetLife Advisers and the Board of Trustees for the Portfolio. Day-to-day management of the investments in the Portfolio is the responsibility of the Subadviser’s portfolio managers. The portfolio managers of the Portfolio are indicated below following a brief description of the Subadviser. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and the person’s ownership of securities in the Portfolio.

In the section entitled “Additional Information About Management,” the fifth paragraph in the subsection entitled “The Subadviser” is deleted and replaced in its entirety with the following:

The Portfolio is jointly managed by a team of professionals, including Scott A. Mather, Mark R. Kiesel and Mihir P. Worah.

Mr. Mather is a Managing Director and CIO U.S. Core Strategies. He is a member of the PIMCO Investment Committee and a generalist portfolio manager, and previously served as Deputy CIO and head of global portfolio management. Mr. Mather joined PIMCO in 1998 and has served as a portfolio manager of the Portfolio since September 2014.

Mr. Kiesel is a Managing Director and CIO Global Credit. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. Mr. Kiesel joined PIMCO in 1996 and has served as a portfolio manager of the Portfolio since September 2014.

Mr. Worah is a Managing Director and CIO Real Return and Asset Allocation. He is a member of the PIMCO Investment Committee, a portfolio manager and head of the real return and multi-asset portfolio management teams. He joined PIMCO in 2001 as a member of the analytics team and worked on real and nominal term structure modeling and options pricing. Mr. Worah has served as a portfolio manager of the Portfolio since September 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE